                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                 --------------


                                    FORM 8-K

                                 CURRENT REPORT

                         PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934


                                 --------------


       Date of Report (Date of earliest event reported): February 7, 2003



                          OPTICARE HEALTH SYSTEMS, INC.
             (Exact name of registrant as specified in its charter)


    Delaware                      1-15223                      76-0453392
---------------             --------------------          --------------------
(State or Other                 (Commission                  (IRS Employer
Jurisdiction of                 File Number)               Identification No.)
Incorporation)


                87 Grandview Avenue, Waterbury, Connecticut 06708
               ---------------------------------------------------
               (Address of principal executive offices) (Zip Code)


       Registrant's telephone number, including area code: (203) 596-2236

ITEM 2. ACQUISITION OR DISPOSITION OF ASSETS.

            On February 7, 2003, pursuant to an Asset Purchase Agreement dated as of February 7, 2003 (the "Purchase Agreement") by and between OptiCare Acquisition Corp. (the "Buyer"), a Delaware corporation and a wholly-owned subsidiary of OptiCare Health Systems, Inc. (the "Registrant"), and Wise Optical Vision Group, Inc., a New York corporation (the "Seller"), the Buyer acquired substantially all of the assets of the Seller's contact lens distribution business. The Buyer will continue to use the acquired assets for the same use.

            The purchase price consisted of approximately $7,000,000 of cash (adjusted for certain cash and cash equivalents acquired and interest, tax, wage and after payments made), 750,000 shares of the Registrant's common stock and the Buyer's assumption of certain liabilities. Funds for the acquisition were obtained via the Registrant's revolving line of credit, which was increased from $13 million to $15 million. In connection with the transactions contemplated by the Purchase Agreement, the Buyer became a party to this credit facility and the Buyer, the Registrant, certain of its subsidiaries and the lender under this credit facility entered into the Joinder Agreement and First Amendment to Amended and Restated Revolving Credit, Term Loan and Security Agreement, which is attached hereto as Exhibit 99.2 and incorporated herein by reference.

         At the time of the acquisition there were no material relationships between the Registrant or any of its affiliates, any director or officer of the Registrant, or any associate of such director or officer, on the one hand, and the Seller, on the other hand.

         The terms and conditions of the acquisition of the assets are contained in the Purchase Agreement, which is attached hereto as Exhibit 2.1 and incorporated herein by reference. The foregoing description of the terms and conditions of the Purchase Agreement is qualified in its entirety by, and made subject to, the more complete information set forth in the Purchase Agreement.

ITEM 5. OTHER EVENTS AND REGULATION FD DISCLOSURE.

         On February 7, 2003, the Registrant issued a press release related to the Purchase Agreement. The press release, which is attached hereto as Exhibit 99.1, is not filed but is furnished pursuant to Regulation FD.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

(a)      Financial Statements of Business Acquired.

         The financial information required by this Item will be filed by an amendment to this Current Report on Form 8-K within the time allowed for such filing by Item 7(a)(4) of this Form.

(b)      Pro Forma Financial Information.

         The financial information required by this Item will be filed by an amendment to this Current Report on Form 8-K within the time allowed for such filing by Item 7(a)(4) of this Form.

(c)      Exhibits.

         2.1 Asset Purchase Agreement dated as of February 7, 2003 by and between Wise Optical Vision Group, Inc. and OptiCare Acquisition Corp.

         99.1     The Registrant's Press Release dated February 7, 2003.

         99.2 Joinder Agreement and First Amendment to Amended and Restated Revolving Credit, Term Loan and Security Agreement dated as of February 7, 2003 by and among the Registrant, OptiCare Acquisition Corp., OptiCare Eye Health Centers, Inc., Primevision Health, Inc. and Capitalsource Finance LLC.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       OPTICARE HEALTH SYSTEMS, INC.
                                       (Registrant)



Date: February 10, 2003                 /s/ William A. Blaskiewicz
                                       -----------------------------------------
                                       Name: William A. Blaskiewicz
                                       Title: Vice President and Chief Financial
                                              Officer

                                  EXHIBIT INDEX
                                  -------------

Exhibit
Number            Description
------            -----------

2.1 Asset Purchase Agreement dated as of February 7, 2003 by and between Wise Optical Vision Group, Inc. and OptiCare Acquisition Corp.

99.1              The Registrant's Press Release dated February 7, 2003.

99.2 Joinder Agreement and First Amendment to Amended and Restated Revolving Credit, Term Loan and Security Agreement dated as of February 7, 2003 by and among the Registrant, OptiCare Acquisition Corp., OptiCare Eye Health Centers, Inc., Primevision Health, Inc. and Capitalsource Finance LLC.